Exhibit 99.3

Amphastar Pharmaceuticals, Inc.

Unaudited Pro Forma Condensed Combined Financial Statements

(amounts in thousands)

On June 30, 2023, Amphastar Pharmaceuticals, Inc., or the Company, completed its acquisition of BAQSIMI® glucagon nasal powder, or BAQSIMI®, or the Acquisition, pursuant to an asset purchase agreement, or the Purchase Agreement, with Eli Lilly & Company, or Lilly, dated April 21, 2023. In connection with the closing of the transaction, or the Closing, the Company paid Lilly $500.0 million in cash. In addition, the Company is required to pay Lilly a $125.0 million guaranteed payment on the first anniversary of the closing, as well as an additional $4.0 million upon the assignment of certain contracts to the Company after the first anniversary of the Closing, but no later than 18 months after the Closing. The Company may also be required to pay additional contingent consideration of up to $450.0 million to Lilly based on the achievement of certain milestones. In addition, the Company assumed certain contingent consideration of Lilly, which would require the Company to pay up to an aggregate of $125.0 million based on the achievement of annual net sales milestones of $350.0 million, $400.0 million and $600.0 million.

The pro forma information presented herein consists of (i) an unaudited pro forma condensed combined balance sheet as of March 31, 2023, and (ii) unaudited pro forma condensed combined statements of operations and comprehensive income for the three months ended March 31, 2023 and the year ended December 31, 2022. The presentation of the unaudited pro forma condensed combined balance sheet gives effect to the Acquisition as if it had occurred on March 31, 2023. The presentation of the unaudited pro forma condensed combined statements of operations and comprehensive income for both the three months ended March 31, 2023 and the year ended December 31, 2022, reflects the combined results as if the Acquisition had occurred on January 1, 2022, the beginning of the Company’s 2022 fiscal year.

The unaudited pro forma condensed combined financial statements include adjustments that reflect the accounting for the Acquisition in accordance with accounting principles generally accepted in the United States, or U.S. GAAP.

The transaction accounting adjustments consist of those necessary to account for the Acquisition. Separately, as discussed in Note 2 to the unaudited pro forma condensed combined financial statements, the Company entered into a syndicated credit facility which was used to fund the Acquisition. The adjustments related to the issuance of this debt are shown in a separate column as “other transaction accounting adjustments.”

As discussed in Note 2 to the unaudited pro forma condensed combined financial statements, the Company has concluded, in accordance with U.S. GAAP, that the Acquisition does not meet the definition of a business. However, for purposes of this Form 8-K/A, and in accordance with Rule 3-05 and Rule 11-01, the Acquisition is considered the purchase of a business since the historical revenue-generating activities of BAQSIMI® will continue in essentially the same fashion following the Acquisition.

The unaudited pro forma condensed combined financial statements should be read in conjunction with (i) the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 1, 2023 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2023 filed with the SEC on May 9, 2023 and (ii) the Abbreviated Financial Statements of BAQSIMI® as of and for the years ended December 31, 2022 and 2021, and as of March 31, 2023 and for the three months ended March 31, 2023 and 2022, included in this Form 8-K/A.

The unaudited pro forma condensed combined financial statements are provided for informational purposes only and are not necessarily indicative of results that would have occurred had the Acquisition been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial statements do not purport to be indicative of the future financial position or operating results of the combined operations. Actual financial conditions and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

AMPHASTAR PHARMACEUTICALS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(in thousands, except share data)

	As of March 31, 2023
	Amphastar (Historical)	BAQSIMI® (Historical)	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$176,615	$—	$—		$(76,404)	2D	$100,211
Restricted cash	235	—	—		—		235
Short-term investments	16,277	—	—		—		16,277
Restricted short-term investments	2,200	—	—		—		2,200
Accounts receivable, net	100,638	—	—		—		100,638
Inventories	103,647	57,327	(57,327)	2A	—		103,647
Income tax refunds and deposits	731	—	—		—		731
Prepaid expenses and other assets	7,327	4,586	(4,586)	2A	—		7,327
Total current assets	407,670	61,913	(61,913)		(76,404)		331,266

Property, plant, and equipment, net	243,479	21,159	13,267	2B	—		277,905
Finance lease right-of-use assets	706	—	—		—		706
Operating lease right-of-use assets	25,801	—	—		—		25,801
Investment in unconsolidated affiliate	1,758	—	—		—		1,758
Goodwill and intangible assets, net	37,179	98,246	493,092	2B	—		628,517
Other assets	18,536	—	—		(125)	2F	18,411
Deferred tax assets	38,527	—	2,341	2B	—		40,868
Total assets	$773,656	$181,318	$446,787		$(76,529)		$1,325,232

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$88,886	$—	$126,760	2C	$—		$215,646
Income taxes payable	11,590	—	—		—		11,590
Current portion of long-term debt	2,168	—	—		10,750	2E	12,918
Current portion of operating lease liabilities	2,991	—	—		—		2,991
Total current liabilities	105,635	—	126,760		10,750		243,145

Long-term reserve for income tax liabilities	7,225	—	—		—		7,225
Long-term debt, net of current portion and unamortized debt issuance costs	72,872	—	—		414,067	2E	486,939
Long-term operating lease liabilities, net of current portion	23,994	—	—		—		23,994
Deferred tax liabilities	178	—	—		—		178
Other long-term liabilities	15,175	—	—		—		15,175
Total liabilities	225,079	—	126,760		424,817		776,655
Commitments and contingencies
Stockholders’ equity:
Preferred stock: par value $0.0001; 20,000,000 shares authorized; no shares issued and outstanding	—	—	—		—		—
Common stock: par value $0.0001; 300,000,000 shares authorized; 58,440,531 and 48,179,238 shares issued and outstanding as of March 31, 2023	6	—	—		—		6
Additional paid-in capital	456,623	—	—		—		456,623
Retained earnings	297,755	—	—		—		297,755
Accumulated other comprehensive loss	(8,268)	—	—		—		(8,268)
Treasury stock	(197,539)	—	—		—		(197,539)
Total equity	548,577	—	—		—		548,577
Total liabilities and stockholders’ equity	$773,656	$—	$126,760		$424,817		$1,325,232

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMPHASTAR PHARMACEUTICALS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended March 31, 2023
	Amphastar (Historical)	BAQSIMI® (Historical)	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Reclassification adjustments	Notes	Pro Forma Combined
Net revenues	$140,022	$31,400	$—		$—		$—		$171,422
Cost of revenues	66,182	13,026	3,738	2G	—		—		82,946
Gross profit	73,840	18,374	(3,738)		—		—		88,476

Operating expenses:
Selling, distribution, and marketing	7,109	4,873	—		—		(558)	2K	11,424
General and administrative	13,483	—	—		—		558	2K	14,041
Research and development	19,815	513	—		—		—		20,328
Total operating expenses	40,407	5,386	—		—		—		45,793

Income from operations	33,433	12,988	(3,738)		—		—		42,683

Non-operating income (expenses):
Interest income	924	—	—		—		—		924
Interest expense	(398)	—	—		(8,822)	2I	—		(9,220)
Other income (expenses), net	(390)	—	—		—		—		(390)
Total non-operating income (expenses), net	136	—	—		(8,822)		—		(8,686)

Income before income taxes	33,569	12,988	(3,738)		(8,822)		—		33,997
Income tax provision	6,752	—	—		104	2J	—		6,856
Income before equity in losses of unconsolidated affiliate	26,817	12,988	(3,738)		(8,926)		—		27,141

Equity in losses of unconsolidated affiliate	(785)	—	—		—		—		(785)

Net income	$26,032	$12,988	$(3,738)		$(8,926)		$—		$26,356

Net income per share:
Basic	$0.54							2L	$0.55

Diluted	$0.50							2L	$0.51

Weighted-average shares used to compute net income per share:
Basic	48,000								48,000

Diluted	51,970								51,970

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMPHASTAR PHARMACEUTICALS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Year Ended December 31, 2022
	Amphastar (Historical)	BAQSIMI® (Historical)	Transaction Accounting Adjustments	Notes	Other Transaction Accounting Adjustments	Notes	Reclassification adjustments	Notes	Pro Forma Combined
Net revenues	$498,987	$139,301	$—		$—		$—		$638,288
Cost of revenues	250,127	50,566	14,953	2G	—		—		315,646
Gross profit	248,860	88,735	(14,953)		—		—		322,642

Operating expenses:
Selling, distribution, and marketing	21,531	24,242	—		—		(1,139)	2K	44,634
General and administrative	45,061	—	—		—		1,139	2K	46,200
Research and development	74,771	4,740	—		—		—		79,511
Total operating expenses	141,363	28,982	—		—		—		170,345

Income from operations	107,497	59,753	(14,953)		—		—		152,297

Non-operating income (expenses):
Interest income	1,321	—	—		—		—		1,321
Interest expense	(1,846)	—	(7,301)	2H	(36,797)	2I	—		(45,944)
Other income (expenses), net	9,068	—	—		—		—		9,068
Total non-operating income (expenses), net	8,543	—	(7,301)		(36,797)		—		(35,555)

Income before income taxes	116,040	59,753	(22,254)		(36,797)		—		116,742
Income tax provision	23,477	—	—		170	2J	—		23,647
Income before equity in losses of unconsolidated affiliate	92,563	59,753	(22,254)		(36,967)		—		93,095

Equity in losses of unconsolidated affiliate	(1,177)	—	—		—		—		(1,177)

Net income	$91,386	$59,753	$(22,254)		$(36,967)		$—		$91,918

Net income per share:
Basic	$1.88							2L	$1.89

Diluted	$1.74							2L	$1.75

Weighted-average shares used to compute net income per share:
Basic	48,551								48,551

Diluted	52,427								52,427

See Accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements

AMPHASTAR PHARMACEUTICALS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The financial statements included in the unaudited pro forma condensed combined financial statements have been prepared in accordance with U.S. GAAP. The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that reflect the accounting for the Acquisition in accordance with U.S. GAAP.

The unaudited pro forma condensed combined financial statements have been prepared in a manner consistent with the accounting policies adopted by the Company. The accounting policies of BAQSIMI® have been determined to be similar in all material respects to the Company’s accounting policies. As a result, no adjustments for accounting policy differences have been reflected in the unaudited pro forma condensed combined financial statements.

Note 2. Transaction Accounting Adjustments

The Company has accounted for the Acquisition as an asset acquisition in accordance with Financial Accounting Standards Board Accounting Standards Codification, or ASC, 805, Business Combinations, as substantially all the fair value of the assets acquired is concentrated in a single identifiable asset, the BAQSIMI® product rights. The BAQSIMI® product rights include the license for the BAQSIMI® intellectual property, regulatory documentation, marketing authorizations, and domain names, which are considered a single asset as they are inextricably linked. As an asset acquisition, the cost to acquire the group of assets, including transaction costs, is allocated to the individual assets acquired based on their relative fair values, with the exception of non-qualifying assets.

The relative fair values of identifiable assets from the Acquisition are based on estimates of fair value using assumptions that the Company believes are reasonable.

In connection with the Closing, the Company entered into a Manufacturing Services Agreement, or the MSA, with Lilly, pursuant to which Lilly has agreed, for a period of time not to exceed 18 months, to provide certain manufacturing, packaging, labeling and supply services for BAQSIMI® directly or through third-party contractors to the Company in connection with its operation of the development, manufacturing, and commercialization of BAQSIMI®. Upon termination of the MSA, the Company will be obligated to purchase all API, components and finished goods on hand at prices agreed upon in the MSA.

In addition, the Company entered into a Transition Services Agreement, or the TSA, with Lilly pursuant to which Lilly has agreed, for a period of time not to exceed 18 months, to provide certain services to the Company to support the transition of BAQSIMI® operations to the Company, including with respect to the conduct of certain clinical, regulatory, medical affairs, and commercial sales channel activities.

The Company may also be required to pay additional contingent consideration of up to $450.0 million to Lilly based on the achievement of certain milestones. Contingent consideration is not recognized until all contingencies are resolved and the consideration is paid or becomes payable.

Credit Agreement

In conjunction with the Acquisition, the Company entered into a $700.0 million syndicated credit agreement, or the Credit Agreement, by and among the Company, certain subsidiaries of the Company, as guarantors, certain lenders, and Wells Fargo Bank, National Association, or Wells Fargo, as administrative agent.

The Credit Agreement provides for a senior secured term loan in an aggregate principal amount of $500.0 million, or the Term Loan.

The Credit Agreement also provides a senior secured revolving credit facility, in an aggregate principal amount of $200.0 million.

Proceeds from the Term Loan were used to finance the Acquisition.

AMPHASTAR PHARMACEUTICALS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Purchase price

The following table summarizes the aggregate amount paid for the assets acquired by the Company in connection with the Acquisition:

Fair Value
(in thousands)
Cash payment	$500,000
Fair value of deferred cash payments	121,699
Transaction cost	6,406
Total purchase price	$628,105

The Company has allocated the purchase price to acquired assets based on their relative fair values. This purchase price allocation has been used to prepare the transaction accounting adjustments in the unaudited pro forma condensed combined balance sheet and statements of comprehensive income.

The following table summarizes the allocation of the purchase price:

Fair Value
(in thousands)
Property, plant, and equipment	$34,426
BAQSIMI® product rights	591,338
Deferred tax assets	2,341
Total assets acquired	$628,105

Adjustment to Unaudited Pro Forma Condensed Combined Balance Sheet

(2A)Inventories and prepaid expenses and other assets

The Company did not acquire any inventory or prepaid expenses in conjunction with the Acquisition. This adjustment reflects the elimination of historical inventory and prepaid expense balances of $57.3 million and $4.6 million, respectively, from BAQSIMI®’s historical balance sheet.

(2B)Purchase price allocation

The following table reflects the adjustment of property, plant and equipment, as well as the BAQSIMI® product rights amounts per the purchase price allocation:

	Purchase Price	Less BAQSIMI®	Pro Forma
	Allocation	(Historical)	Adjustments

	(in thousands)
Property, plant and equipment	$34,426	$(21,159)	$13,267
BAQSIMI® product rights	591,338	(98,246)	493,092
Deferred tax asset	2,341	—	2,341
Total assets acquired	$628,105	$(119,405)	$508,700

(2C)Accounts payable and accrued liabilities

Reflects the adjustment to record the present value of the deferred cash payment to Lilly, as well as the additional accrued amounts relating to the Acquisition.

AMPHASTAR PHARMACEUTICALS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Other transaction accounting adjustments

(2D)Cash and cash equivalents

In connection with the Acquisition, the Company paid down its existing syndicated term loan with Capital One N.A. This adjustment reflects the payoff of the existing term loan with Capital One N.A., as well as debt issuance costs incurred in connection with the Credit Agreement and other transaction costs incurred in connection with the Acquisition.

(2E)Debt

The following table reflects the adjustment to record the current and long-term debt balances of the $500.0 million Term Loan that was used to fund the Acquisition, net of debt issuance costs, offset by an adjustment to reflect the payoff of the remaining balance of the syndicated term loan with Capital One, N.A. in the amount of $67.4 million.

	Amphastar Long-term	Pro Form	Pro Forma
	Debt (Historical)	Adjustments	Adjusted

	(in thousands)
New syndicated term loan with Wells Fargo	$—	$500,000	$500,000
Syndicated term loan with Capital One N.A.	(67,375)	—	(67,375)
Debt issuance costs	—	(7,808)	(7,808)
Total	$(67,375)	$492,192	$424,817

(2F)Other assets

Reflects the reversal of $4.9 million relating to the Capital One, N.A. interest rate swap asset, which was terminated in connection with the payoff of the Capital One N.A. syndicated term loan, offset by an adjustment to record $4.7 million relating to the debt issuance cost incurred in connection with the revolving credit facility with Wells Fargo.

Adjustment to Unaudited Pro Forma Condensed Combined Statements of operations

Transaction accounting adjustments

(2G)Cost of revenues

The BAQSIMI® product rights intangible asset is amortized using the straight-line method over its estimated useful life of 24 years. The acquired property, plant and equipment are depreciated over their estimated useful life of 12 years.

The table below reflects the adjustment to eliminate the historical amortization expense and record the new amortization expense, as well as the adjustment to eliminate the historical depreciation expense and record the new depreciation expense

	Three months ended	Year ended
	March 31, 2023	December 31, 2022

	(in thousands)
Amortization of BAQSIMI® product rights	$6,160	$24,639
Reversal of BAQSIMI® historical amortization	(2,054)	(8,215)
Depreciation of BAQSIMI® property, plant, and equipment acquired	$717	$2,869
Reversal of BAQSIMI® property, plant and equipment historical depreciation	(1,085)	(4,340)
Pro forma adjusted	$3,738	$14,953

AMPHASTAR PHARMACEUTICALS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(2H)Accretion of deferred cash payment to Lilly

Reflects the $7.3 million accretion of the deferred cash payments to Lilly to the full $129.0 million amount over a one-year period through interest expense.

Other transaction accounting adjustments

(2I)Interest expense

The table below reflects the adjustment to eliminate the historical interest expense and amortization of debt issuance costs related to the syndicated credit agreement with Capital One N.A. and record the interest expense and amortization of debt issuance costs related to the Credit Agreement with Wells Fargo.

	Three months ended	Year ended
	March 31, 2023	December 31, 2022

	(in thousands)
Interest expense and amortization of debt issuance costs related to the syndicated term loan with Wells Fargo	$9,942	$39,421
Reversal of interest expense and amortization of debt issuance costs related to the syndicated term loan with Capital One N.A.	(1,120)	(2,624)
Pro forma adjusted	$8,822	$36,797

(2J)Income tax provision

The pro forma presentation of the effect on income tax provision was calculated using a U.S. estimated statutory rate of 24.3%. The adjustments are summarized in the following tables:

Three months ended March 31, 2023

	Net income before	Statutory	Income tax
	income taxes	tax rate	expense

	(in thousands, except tax rate)
BAQSIMI® (Historical)	$12,988	24.3%	$3,156
Transaction accounting adjustments	(3,738)	24.3%	(908)
Other transaction accounting adjustments	(8,822)	24.3%	(2,144)
Total			$104

Year ended December 31, 2022

	Net income before	Statutory	Income tax
	income taxes	tax rate	expense

	(in thousands, except tax rate)
BAQSIMI® (Historical)	$59,753	24.3%	$14,520
Transaction accounting adjustments	(22,254)	24.3%	(5,408)
Other transaction accounting adjustments	(36,797)	24.3%	(8,942)
Total			$170

The tax effects of the $7.3 million interest expense related to the accretion of deferred cash payments to Lilly described in Note (2H) will not affect the Company’s results of operations beyond 12 months after the acquisition date.

AMPHASTAR PHARMACEUTICALS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Reclassification adjustments

(2K)General and administrative expenses

BAQSIMI®’s general and administrative expenses have been reclassified from the selling, distribution and marketing expense line to the general and administrative line to conform to the Company’s financial statement presentation.

(2L) Net income per share

Net income per share was calculated using the Company’s historical weighted average shares outstanding and diluted weighted average shares outstanding, as there were no shares or dilutive securities issued as a result of the Acquisition.